Exhibit 99.1

Press Contact:
Will Thoretz, ISG
+1 203 517 3119
will.thoretz@isg-one.com

Investor Contact:
Michael Sherrick
+1 203 517 3104
michael.sherrick@isg-one.com

ISG Sells Its Automation Unit to UST

Move sharpens ISG’s focus, strengthens balance sheet and immediately enhances shareholder value

STAMFORD, Conn., October 2, 2024 — Information Services Group (ISG) (Nasdaq: III), a leading global technology research and advisory firm, said today it has sold its automation unit to UST, a leading digital transformation solutions company, for $27 million in an all-cash transaction, with a portion of the proceeds placed in escrow, to be released contingent upon meeting certain conditions.

The unit offers robotic process automation (RPA) software implementation and licensing services. It was established as a startup business in 2017 to meet the emerging demand for RPA.

ISG Chairman and CEO Michael P. Connors said the sale is a “win-win” for both ISG and UST.

“With this sale, ISG emerges as a stronger, more focused firm, devoted to serving our clients by leveraging our towering strengths in sourcing, powered by our AI-driven ISG Tango™ platform; digital transformation, including enterprise change and training-as-a-service; AI advisory, technology research and supplier governance,” Connors said. “In addition, the cash proceeds of the sale immediately strengthen our balance sheet and improve shareholder value.

“At the same time, our former automation unit will benefit from being part of a larger technology services organization in UST, one that we have known and respected for years, with the resources and scale to compete in the intelligent automation space,” Connors said.

Commenting on UST’s acquisition, Sajesh Gopinath, general manager and go-to-market leader, UST SmartOps, said: “This strategic investment in the intelligent automation space solidifies UST’s position as a market leader in a dynamic sector that has the potential to transform industries, enhance productivity, improve customer experiences, and generate new revenue streams. By onboarding experienced intelligent automation consultants and capabilities, UST is strengthening its standing in a competitive market and broadening its partner ecosystem to position itself for future growth and meet the emerging needs of our clients.”

Connors said ISG decided to exit the business because its implementation and software licensing activities no longer were a strategic fit with ISG’s position as an independent, third-party advisory firm.

ISG received $20 million in cash at closing with the remaining $7 million held in escrow. Of this amount, $4 million is to be released from escrow over the next 90 days as certain contractual conditions with clients are met, and the remaining $3 million is to be released after the end of the first quarter of 2025, based on the achievement of certain revenue targets. Net proceeds from the transaction are expected to provide the opportunity to reduce debt and return capital to shareholders.

To reflect the impact of the divestiture activity, ISG said it is updating its third-quarter guidance, targeting revenues in the range of $60 million to $61 million, and adjusted EBITDA (a non-GAAP measure defined below under “Non-GAAP Financial Measures”) in the range of $6.5 million to $7.0 million.

Sett & Lucas served as financial advisor to ISG, and Katten Muchin Rosenman LLP served as legal advisor.

ISG will file a Form 8-K with the Securities and Exchange Commission in connection with the sale.

Conference Call

ISG will hold a conference call today, Wednesday, October 2, at 4:30 p.m., US ET, to discuss the transaction. The call can be accessed by dialing (800) 715-9871, or, for international callers, by dialing +1 (646) 307-1963. The access code is 3455640. A recording of the call will be available on ISG’s investor relations page for approximately four weeks following the call.

Forward-Looking Statements

This communication contains “forward-looking statements” which represent the current expectations and beliefs of management of ISG concerning future events and their potential effects. Statements contained herein including words such as “anticipate,” “believe,” “contemplate,” “plan,” “estimate,” “target,” “expect,” “intend,” “will,” “continue,” “should,” “may,” and other similar expressions are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future results and are subject to certain risks and uncertainties, many of which are beyond the control of ISG, its directors and its management, that could cause actual results to differ materially from those anticipated, including, without limitation: (1) the occurrence of any event, change or other circumstance that could affect ISG’s rights or obligations under the Share Purchase Agreement governing the divestiture, (2) risks related to the disruption of management’s attention from ISG’s ongoing business operations due to the divestiture and ISG’s obligations under the Share Purchase Agreement, (3) risks that the divestiture may disrupt current plans and operations and any potential difficulties in employee retention as a result and (4) the effect of the announcement of the transaction on the ISG’s relationships with its customers and suppliers and on its business generally. Certain of these and other applicable risks, cautionary statements and factors that could cause actual results to differ from ISG’s forward-looking statements are included in ISG’s filings with the U.S. Securities and Exchange Commission. ISG undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events or circumstances.

Non-GAAP Financial Measures

ISG reports all financial information required in accordance with U.S. generally accepted accounting principles (GAAP). In its updated third-quarter guidance appearing in this release, ISG has presented both GAAP financial results as well as non-GAAP information. ISG believes that evaluating its ongoing operating results will be enhanced if it discloses certain non-GAAP information. These non-GAAP financial measures exclude non-cash and certain other special charges that many investors believe may obscure the user’s overall understanding of ISG’s current financial performance and the Company’s prospects for the future. ISG believes that these non-GAAP measures provide useful information to investors because they improve the comparability of the financial results between periods and provide for greater transparency of key measures used to evaluate the Company’s performance.

In this press release, ISG provides adjusted EBITDA (defined as net income, plus interest, taxes, depreciation and amortization, foreign currency transaction gains/losses, non-cash stock compensation, interest accretion associated with contingent consideration, acquisition-related costs, and severance, integration and other expense), which is a non-GAAP measure that the Company believes provide useful information to both management and investors by excluding certain expenses, which management believes are not indicative of ISG’s core operations. This non-GAAP measure is used by ISG to evaluate the Company’s business strategies and management’s performance.

Management believes this information facilitates comparison of underlying results over time. Non-GAAP financial measures, when presented, are reconciled to the most closely applicable GAAP measure. Non-GAAP measures are provided as additional information and should not be considered in isolation or as a substitute for results prepared in accordance with GAAP. A reconciliation of the forward-looking non-GAAP estimates contained herein to the corresponding GAAP measures is not being provided, due to the unreasonable efforts required to prepare it.

About UST

Since 1999, UST has worked side by side with the world's best companies to make a powerful impact through transformation. Powered by technology, inspired by people, and led by our purpose, we partner with our clients from design to operation. Our digital solutions, proprietary platforms, engineering expertise, and innovation ecosystem turn core challenges into impactful, disruptive solutions. With deep industry knowledge and a future-ready mindset, we infuse innovation and agility into our clients' organizations—delivering measurable value and positive lasting change for them, their customers, and communities around the world. Together, with 30,000+ employees in 30+ countries, we build for boundless impact—touching billions of lives in the process. Visit us at www.UST.com.

About ISG

ISG (Information Services Group) (Nasdaq: III) is a leading global technology research and advisory firm. A trusted business partner to more than 900 clients, including more than 75 of the world’s top 100 enterprises, ISG is committed to helping corporations, public sector organizations, and service and technology providers achieve operational excellence and faster growth. The firm specializes in digital transformation services, including AI, cloud and data analytics; sourcing advisory; managed governance and risk services; network carrier services; strategy and operations design; change management; market intelligence and technology research and analysis. Founded in 2006, and based in Stamford, Conn., ISG employs more than 1,600 digital-ready professionals operating in more than 20 countries—a global team known for its innovative thinking, market influence, deep industry and technology expertise, and world-class research and analytical capabilities based on the industry’s most comprehensive marketplace data. For more information, visit www.isg-one.com.

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